UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒    Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SCYNEXIS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SCYNEXIS, INC.
1 Evertrust Plaza, 13th Floor
Jersey City, New Jersey, 07302
(201) 884-5485
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2025
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of SCYNEXIS, Inc., a Delaware corporation. The meeting will be held on June 25, 2025, at 9:30 a.m., Eastern time. The annual meeting will be a virtual meeting of stockholders, which will be conducted only via a live audio webcast. Instructions on how to participate in the annual meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/SCYX2025. The annual meeting will be held for the following purposes:
1.	To elect the SCYNEXIS Board of Directors’ seven nominees as directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
2.
To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for the fiscal year ending December 31, 2025.

3.	To vote, on an advisory basis, on the compensation paid to SCYNEXIS’s named executive officers.
4.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the proxy statement accompanying this Notice.
The record date for the annual meeting was April 28, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
You will only be able to attend the virtual annual meeting by using your 16-digit control number provided on the Notice of Internet Access and Availability, or the proxy card or voter instruction form, you receive to enter the annual meeting. Therefore, it is important to retain your copy of your Notice of Internet Access and Availability or proxy card or voter instruction form you receive to enable you to gain access to the virtual annual meeting.
Whether or not you are able to attend the annual meeting, it is important that your shares be represented. We have provided in the accompanying proxy statement instructions on how to vote your shares. Please vote as soon as possible.
A list of SCYNEXIS stockholders of record will be open for examination by any stockholder beginning ten days prior to the meeting at our corporate headquarters located at 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (201) 884-5485 or writing to him at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 25, 2025, at 9:30 a.m. Eastern time at www.virtualshareholdermeeting.com/SCYX2025.

The proxy statement and annual report to stockholders are available at www.proxyvote.com
The Board of Directors recommends that you vote FOR each of the SCYNEXIS Board of Directors’ seven nominees as directors as set forth in Proposal 1, and FOR each of Proposals 2 and 3, in each case as identified above.

By Order of the Board of Directors

/s/ Scott Sukenick
Scott Sukenick Corporate Secretary and Chief Legal Officer Jersey City, New Jersey

April 30, 2025
You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote over the telephone or on the internet as instructed in these materials, or complete, date, sign and return the enclosed proxy, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you should contact that record holder for instructions on how to vote your shares.

SCYNEXIS, Inc.
1 Evertrust Plaza, 13th Floor
Jersey City, New Jersey, 07302
(201) 884-5485
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

JUNE 25, 2025
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 25, 2025, at 9:30 a.m. Eastern time at www.virtualshareholdermeeting.com/SCYX2025. The proxy statement and annual report to stockholders are available at www.proxyvote.com
Meeting Agenda

Proposal No.	Proposal	Board Vote Recommendation
1	Election of the SCYNEXIS Board of Directors’ seven nominees as directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified	For each SCYNEXIS director nominee

2
Ratification of the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS, Inc. for its fiscal year ending December 31, 2025
For

3	Advisory approval of the compensation of our named executive officers as disclosed in this proxy statement	For

On or about April 30, 2025, we intend to first mail to most of our stockholders at the close of business on the Record Date a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials and make this proxy statement and the form of proxy available. The Notice contains instructions on how to access those documents over the internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2024 Annual Report and a form of proxy card or voting instruction card. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials by mail. We believe that this process will allow us to provide our stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
The Board of SCYNEXIS, Inc. is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. The Annual Meeting will be held on Wednesday, June 25, 2025, at 9:30 a.m. Eastern time. We will be hosting the Annual Meeting via live webcast on the Internet. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/SCYX2025. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return a proxy card, or follow the instructions below or in the Notice described below to submit your proxy over the telephone or the internet.
Why did I receive a Notice in the mail regarding the availability of proxy materials on the internet?
We are pleased to take advantage of rules of the Securities and Exchange Commission (the “SEC”) that allow companies to furnish their proxy materials over the internet. We intend to first mail a Notice of Internet Availability of Proxy Materials (the “Notice”) and make this proxy statement and the form of proxy available to stockholders on or about April 30, 2025. To those that we do not send a Notice, we will send a full set of proxy materials, which include this proxy statement and an annual report to stockholders, on or about the same date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form or electronically by email on an ongoing basis. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.
Will I receive any other proxy materials by mail?
If we send you a Notice, we may (but are not required to) send you a proxy card, along with a second Notice, on or after May 10, 2025.
How do I attend the Annual Meeting?
The Annual Meeting will be held on Wednesday, June 25, 2025, at 9:30 a.m. Eastern time. Information on how to vote at the Annual Meeting is discussed below. We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/SCYX2025. The Annual Meeting webcast will begin promptly at 9:30 a.m. Eastern time. We expect online check-in to begin at 9:15 a.m. Eastern time, and you should allow ample time for the check-in procedures. We designed the format of the Annual Meeting to ensure that our stockholders who attend the Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
A list of SCYNEXIS stockholders of record will be open for examination by any stockholder beginning ten days prior to the meeting at our corporate headquarters located at 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (201) 884-5485 or writing to him at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the meeting.
What do I need in order to be able to participate in the Annual Meeting?
You will need the 16-digit control number included on your Notice of Internet Access and Availability or proxy card or voting instruction form or included in the email to you if you received the proxy materials by email in order to be able to vote your shares or submit questions during the Annual Meeting. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/SCYX2025. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting. We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 28, 2025, will be entitled to vote at the Annual Meeting. On this record date, there were 39,020,274 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on April 28, 2025, your shares were registered directly in your name with SCYNEXIS’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. Whether or not you plan to attend the meeting, we urge you to fill out and return your proxy card or vote by proxy over the telephone or on the internet as instructed in the Notice of Internet Access and Availability or below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 28, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being sent to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account, as provided in your voting instruction form. You are also invited to attend the Annual Meeting. Many stockholders of record will provide you with a 16-digit control number via email or in your voting instruction form in order to attend and vote your shares at the Annual Meeting. If you wish to vote your shares at the Annual Meeting, please contact your broker, bank, or other agent for instructions on how to vote your shares.
What am I voting on?
There are three matters scheduled for a vote:
•	Election of our Board of Directors’ seven nominees as directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
•
Ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS, Inc. for its fiscal year ending December 31, 2025; and

•	Advisory approval of the compensation of our named executive officers as disclosed in this proxy statement.
What if another matter is properly brought before the Annual Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the Notice of Internet Access and Availability or the proxy card to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares at the Annual Meeting. If you do not wish to vote your shares at the Annual Meeting or you will not be attending the Annual Meeting, you may vote by proxy, by telephone or over the internet. To vote by proxy on the internet, go to www.proxyvote.com to complete an electronic proxy card. To vote by proxy by telephone, dial 1-800-690-6903, the toll-free number shown on the proxy card, and follow the recorded instructions. Alternatively, you may complete, sign, and return the proxy card you may have received using the envelope provided with the proxy card. If you vote by proxy over the phone or the internet, you will be asked to provide the control number from the Notice of Internet Access and Availability or proxy card. If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on June 24, 2025, to be counted.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or other Agent
If you are a beneficial owner of shares held in street name, you should have received a voting instruction form from the broker, bank or other nominee that is the record owner of your shares rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, if your broker provides telephone or internet voting, you may vote by telephone or over the internet as instructed by your broker or bank. To vote at the Annual Meeting, follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization for instructions on how to vote your shares. If you wish to vote your shares at the Annual Meeting, please contact your broker, bank or other agent for instructions on how to vote your shares.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 28, 2025.
What happens if I do not vote?
Stockholder of Record; Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, over the internet or in person at the annual meeting, your shares will not be voted.
Beneficial Owner; Shares Registered in the Name of a Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 and 3 without your instructions but may vote your shares on Proposal 2.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, “For” the election of all our seven nominees for director, “For” the ratification of the Audit Committee’s selection of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for its fiscal year ending December 31, 2025, and “For” the advisory approval of the compensation of our named executive officers as disclosed in this proxy statement.
If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment, if permitted under SEC rules.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have hired Sodali & Co, 333 Ludlow Street, 5 Floor, South Tower, Stamford, CT 06902, to aid in the solicitation of proxies for a fee of $7,000, plus reasonable out-of-pocket expenses.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notice of Internet Access and Availability or proxy cards in the proxy materials to ensure that all of your shares are voted.
Can I change my vote or revoke my proxy after submitting my proxy?
Stockholder of Record; Shares Registered in Your Name
Yes. You can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may change your vote or revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may vote again by telephone or over the internet.
•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey 07302.
•	You may attend the Annual Meeting and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner; Shares Registered in the Name of a Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 30, 2025, to our Corporate Secretary at SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302; provided, however, that if our 2026 annual meeting of stockholders is held before May 26, 2026, or after July 25, 2026, then your deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2026 annual meeting of stockholders. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director pursuant to our Bylaws, you must provide specified information in writing to our Corporate Secretary at the address above by not later than March 27, 2026, nor earlier than the close of business on February 25, 2026, except that if our 2026 annual meeting of stockholders is held before May 26, 2026, or after July 25, 2026, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 26, 2026; provided, however, that, in the event that the annual meeting is held before May 26, 2026, or after July 25, 2026, for your notice to be timely, it must be so received by our Corporate Secretary not earlier than the close of business on the date the later of sixty (60) days prior to such annual meeting and the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.
Please refer to our bylaws and Rule 14a-19 under the Exchange Act for additional information and requirements regarding stockholder proposals and director nominations. We will not consider any proposal or nomination that is not timely or otherwise does not meet our bylaws and the SEC’s requirements for submitting a proposal or nomination, as applicable. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and any other applicable requirements.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count: with respect to the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and with respect to other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. The effect of abstentions and broker non-votes, if any, on whether a proposal is approved is set forth under “How many votes are needed to approve each proposal?” below.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Seven nominees receiving the most “For” votes	Withheld votes will have no effect	None

2
Ratification of the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS, Inc. for its fiscal year ending December 31, 2025
		“For” votes from the holders of a majority of shares present via webcast or represented by proxy and entitled to vote on the matter	Against	None

3	Advisory approval of the compensation of our named executive officers as disclosed in this proxy statement	“For” votes from the holders of a majority of shares present via webcast or represented by proxy and entitled to vote on the matter	Against	None

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present via webcast at the Annual Meeting or represented by proxy. On the record date, there were 39,020,274 shares outstanding and entitled to vote. Thus the holders of 19,510,138 shares must attend or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of the shares present via webcast at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
We expect to announce the preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.
What proxy materials are available on the internet?
The proxy statement and annual report to stockholders are available at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS
SCYNEXIS’s Board of Directors (the “Board”) is elected annually at each annual meeting. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the year, and until the director’s successor is duly elected and qualified. This includes vacancies created by an increase in the number of directors.
The Board currently has seven members, all of whose terms of office expire at the Annual Meeting. Our Nominating and Corporate Governance Committee recommended, and our Board approved, the nomination of seven nominees for election at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named. All of our nominees were elected by our stockholders at our 2024 annual meeting of stockholders.
Our seven nominees, their ages as of April 15, 2025, and their position currently held with SCYNEXIS, are as follows:

Name	Age	Position Held With SCYNEXIS
Armando Anido	67	Director
David Angulo, M.D.	60	Chief Executive Officer, President and Director
Steven C. Gilman, Ph.D.	72	Director
Ann F. Hanham, Ph.D.	72	Director
David Hastings	63	Director
Guy Macdonald	66	Chairman of the Board, Director
Philippe Tinmouth	61	Director

If elected at the Annual Meeting, each of these nominees would be elected and qualified to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to encourage directors and nominees for director to attend the Annual Meeting. All of our current directors attended the 2024 annual meeting of stockholders.
If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
This Proposal 1 is to elect our seven nominees nominated as directors. The biographies of each of the nominees below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes and skills of each director, including those that led to the Nominating and Corporate Governance Committee and the Board’s conclusion that the director should continue to serve as a director of SCYNEXIS.
Armando Anido joined our Board on January 21, 2019. Mr. Anido served as Chairman of the board of directors and Chief Executive Officer of Zynerba Pharmaceuticals, a publicly-traded biopharmaceutical company, from October 2014 until it was acquired by Harmony Biosciences Holdings, Inc. (Nasdaq: HRMY) in October 2023. Mr. Anido has more than 30 years of executive, operational and commercial leadership experience in the biopharmaceutical industry. Prior to Zynerba, Mr. Anido served as CEO of two publicly-traded companies. Most recently, he was the CEO and a director of NuPathe Inc., a publicly-traded pharmaceutical company, which was acquired by Teva Pharmaceuticals in February 2014. At NuPathe, he led the company through FDA approval of its lead product, Zecuity®, the first transdermal patch for migraine, to pre-launch before the company’s acquisition by Teva. Prior to NuPathe he served as President, CEO and a director of Auxilium Pharmaceuticals, a specialty pharmaceutical company acquired by Endo Pharmaceuticals, Inc. in January 2015. Prior to Auxilium, Mr. Anido served as Executive Vice President, Sales and Marketing, at MedImmune, and prior to that, in senior sales and marketing positions at GlaxoWellcome and Lederle Laboratories. At Lederle, he was Vice President, Anti-Infectives, responsible for the commercialization of the anti-bacterials, Suprax and Zosyn. He was previously a member of the Boards of Directors of Altamira Therapeutics Ltd. (Nasdaq: CYTO) (formerly Auris Medical Holding AG), Life Science PA, Adolor Corporation until it was sold to Cubist Pharmaceuticals in

December 2011, and Aviragen Therapeutics, Inc. Mr. Anido earned a BS in Pharmacy and an MBA from West Virginia University. Because of Mr. Anido’s extensive executive, operational, and commercial leadership in the biopharmaceutical industry, we believe he is able to make valuable contributions to our Board of Directors.
David Angulo, M.D., has served as a member of our Board and as our Chief Executive Officer since January 2023. Dr. Angulo joined SCYNEXIS in 2015 as Chief Medical Officer. An infectious disease specialist with more than 20 years of experience in successful drug development, he previously served as Vice President, Research and Development of Brickell Biotech, Inc. Prior to joining Brickell, Dr. Angulo held various senior positions at Stiefel Laboratories, Inc., a GSK company, including head of the clinical and medical departments. Dr. Angulo was also responsible for several development programs in the anti-infectives area at Schering-Plough Research Institute and was an infectious disease physician in a pediatric hospital. He received his medical degree from the Universidad de Guadalajara, Mexico, and has post-graduate degrees in pediatrics and infectious diseases. Because of Dr. Angulo’s extensive experience in drug development, as well as role as our Chief Executive Officer and his long tenure with, and extensive knowledge of, our company and our product candidates, we believe he is able to make valuable contributions to our Board.
Steven C. Gilman, Ph.D., joined our Board on February 25, 2015. Prior to his retirement in April 2019, Dr. Gilman served as the Chairman of the board of directors and President and Chief Executive Officer of ContraFect Corporation, a publicly-traded biotechnology company, since May 2015. He previously served as the Executive Vice President, Research & Development and Chief Scientific Officer at Cubist Pharmaceuticals, a publicly-traded biopharmaceutical company, until its acquisition by Merck & Co in January 2015. Prior to joining Cubist, Dr. Gilman served as chairman of the board of directors and CEO of ActivBiotics from March 2004 to October 2007. Prior to ActivBiotics, Dr. Gilman worked at Millennium Pharmaceuticals, Inc., from October 2000 to March 2004 where he held a number of senior leadership roles including Vice President and General Manager, Inflammation. Prior to Millennium, he was Group Director at Pfizer Global Research and Development. He has also held scientific, business and academic appointments at Wyeth, Cytogen Corporation, Temple Medical School and Connecticut College. Dr. Gilman currently serves on the board of directors of Akebia Therapeutics, Inc. (Nasdaq: AKBA), and previously served on the board of directors of Vericel Corporation (Nasdaq: VCEL), ContraFect Corporation, Keryx Biopharmaceuticals, Inc. (Nasdaq: KERX) and Momenta Pharmaceuticals, Inc. (Nasdaq: MNTA). Dr. Gilman received his Ph.D. and MS degrees in microbiology from Pennsylvania State University, his post-doctoral training at Scripps Clinical and Research Foundation and received a B.A. in microbiology from Miami University of Ohio. Because of Dr. Gilman’s extensive experience in the research and development of novel compounds, including anti-infectives that address highly drug resistant and invasive pathogens, we believe he is able to make valuable contributions to our Board.
Ann F. Hanham, Ph.D., has served as a member of our Board since December 2008. Prior to becoming a Founding Partner and Managing Director of BAR Capital Management, a privately-held life-sciences venture capital fund, in December 2013, she was a General Partner with Burrill & Company, a life sciences venture capital firm from 2000 to 2013. From 1998 to 2000, Dr. Hanham was a co-founder and Vice President of Clinical & Regulatory Affairs at InterMune, Inc. From 1995 to 1998, she served as the Senior Director for Oncology Product Development at Otsuka Pharmaceuticals and from 1991 to 1995 as the Medical Director for Celtrix Pharmaceuticals. From 1988 to 1991, Dr. Hanham worked for Becton Dickinson in both regulatory and clinical affairs for the monoclonal antibody program, and from 1984 to 1988 as a regulatory toxicologist with the Health Protection Branch of Health and Welfare Canada. She previously served as a member of the boards of directors of HTG Molecular Diagnostics Inc. (OTCMKTS: HTGMQ), Acusphere Inc. (OTCMKTS: ACUS), Biomimetic Therapeutics Inc., Biotie Therapies Corp. (Nordic List: BTH1V), Immunicon Corp., Targacept Inc., TLC (GreTai Sec M: 1452:TT) and Endocyte, Inc. Dr. Hanham holds a Ph.D. from the University of British Columbia, an MSc from Simon Fraser University, and a BSc from the University of Toronto. She was also Board Certified in Toxicology in 1986. Because of Dr. Hanham’s extensive clinical and regulatory experience, as well as her extensive experience in working with development stage biotechnology companies, we believe she is able to make valuable contributions to our Board.

David Hastings joined our Board on September 24, 2015. Mr. Hastings served as the Chief Financial Officer at Arbutus Biopharma Corp. (Nasdaq: ABUS), a publicly-traded biopharmaceutical company, from June 2018 to March 2025. From February 2015 to June 2017, Mr. Hastings served as the Senior Vice President and Chief Financial Officer of Unilife Corporation, a publicly-traded medical technology company, and from July 2016 to June 2017, Mr. Hastings also served as Unilife’s Chief Accounting Officer and Treasurer. Prior to joining Unilife, Mr. Hastings served as Executive Vice President and Chief Financial Officer at Incyte Corporation, a publicly-traded biopharmaceutical company, from October 2003 to October 2014. From February 2000 to September 2003, Mr. Hastings served as Vice President, Chief Financial Officer and Treasurer of ArQule, Inc. Mr. Hastings previously served on the boards of directors of VBL Therapeutics (Nasdaq: VBLT) and Entasis Therapeutics Inc. Mr. Hastings received his B.A. in Economics at the University of Vermont. Because of Mr. Hastings extensive financial experience, including an executive position as chief financial officer of multiple Nasdaq-listed companies as well as his relationships with institutional investors and investment banks, we believe he is able to make valuable contributions to our Board.
Guy Macdonald has served as a member of our Board since November 2014. Mr. Macdonald served as a member of the board of directors of Tetraphase Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company, from January 2008 to July 2020, in addition to serving as its President and Chief Executive Officer from January 2008 to August 2019. From August 2003 until January 2008, Mr. Macdonald served as Executive Vice President of Operations of Idenix Pharmaceuticals, Inc., a biopharmaceutical company. From 1981 to 2003 he served in various positions at Merck & Co., Inc., most recently serving as the Vice President for Anti-Infective and Hospital Products. Mr. Macdonald received an Honors Degree in biochemistry from Dundee University in Dundee, Scotland. Because of Mr. Macdonald’s extensive experience in drug development and commercialization, particularly with anti-infectives, including antifungals, we believe he is able to make valuable contributions to our Board.
Philippe Tinmouth joined our Board on December 13, 2019. Mr. Tinmouth has served as a Senior Advisor of Mammoth Biosciences, Inc., a biotechnology company, since March 2025 and previously served as Chief Business and Strategy Officer from December 2022 through February 2025. From November 2021 through December 2022, Mr. Tinmouth served as Chief Business and Strategy Officer of Pardes Biosciences (Nasdaq: PRDS), a publicly-traded biopharmaceutical company. From October 2002 through his retirement in March 2020, Mr. Tinmouth served in various positions at Vertex Pharmaceuticals (Nasdaq: VRTX), a publicly traded biopharmaceutical company, most recently serving as Vice President and Head of Business Development & Alliance Management since July 2013. From 1997 to 2002, Mr. Tinmouth held various positions at Bain & Company, most recently serving as a Senior Manager in the Boston office, where he advised both Fortune 50 pharmaceutical companies and smaller biotechnology companies on growth strategies. Mr. Tinmouth has served as a mentor and advisor to biotech start-ups through both the Harvard Innovation Lab (Harvard iLab) and the Canadian Technology Accelerator. Mr. Tinmouth holds a Master’s Degree in Business Administration from Harvard Business School and a Bachelor’s Degree with Honors in Mechanical Engineering from Queen’s University in Canada. Because of Mr. Tinmouth’s extensive business development, alliance management, and strategic leadership in the biopharmaceutical industry, we believe he is able to make valuable contributions to our Board.
In the last ten years none of our directors were executive officers of a corporation that declared bankruptcy within two years of the director being an executive officer of that corporation other than Mr. Hastings, who was an executive officer of Unilife Corporation when it filed for voluntary bankruptcy in April 2017. There are no family relationships among our directors and executive officers.
Diversity of our Board of Directors
As of our record date, 43% of our directors were women or racially or ethnically diverse individuals. We believe that our current directors possess diverse professional experiences, skills, and backgrounds in addition to, among other characteristics, high standards of personal and professional ethics and valuable knowledge of our business and our industry.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.
Independence of The Board
As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. The Board consults with SCYNEXIS’s counsel to ensure that the Board’s determinations are consistent with all relevant securities laws and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of their family members, and SCYNEXIS, its senior management and its independent registered public accounting firm, the Board affirmatively has determined that all of the directors during 2024 and currently, other than Dr. Angulo, our president and chief executive officer, are independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of the directors or nominees for director other than Dr. Angulo had a material or other disqualifying relationship with SCYNEXIS.
Information Regarding the Board and Its Committees
The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership information and meeting information for 2024 for each of the Audit, Compensation, and Nominating and Corporate Governance Committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Armando Anido		X	X
Steven C. Gilman, Ph.D.		X*	X
Ann F. Hanham, Ph.D.	X		X*
David Hastings	X*
Guy Macdonald		X
Philippe Tinmouth	X
Total meetings in year 2024	4	6	1

*	Chair of the committee.
Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to SCYNEXIS. Each of these committees has a charter, and the charters for each of these committees are available on our website at www.scynexis.com.
Audit Committee
Our Audit Committee currently consists of Ann F. Hanham, Ph.D., David Hastings, and Philippe Tinmouth, each of whom satisfies the independence requirements under the Nasdaq Global Market listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, or the Exchange Act. Our Board has determined that Mr. Hastings is an “audit committee financial expert” within the meaning of SEC regulations.
Mr. Hastings is the Chair of the Audit Committee. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Audit Committee requirements. In arriving at this determination, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our Audit Committee oversees our corporate accounting and financial reporting process. The Audit Committee has the following responsibilities, among other things, as set forth in the Audit Committee charter:
•	reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;
•	evaluating the performance of our independent registered public accounting firm and deciding whether to retain their services;
•
reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent registered public accounting firm and management, including a review of disclosures under the section of our annual report on Form 10-K as filed March 12, 2025, titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•	considering and approving or disapproving of all related party transactions;
•	preparing the Audit Committee report required by the SEC to be included in our annual proxy statement;
•
reviewing, with our independent registered public accounting firm and management, significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our financial controls;

•	conducting an annual assessment of the performance of the Audit Committee and its members, and the adequacy of its charter; and
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters.
Compensation Committee
Our Compensation Committee currently consists of Armando Anido, Steven C. Gilman, Ph.D., and Guy Macdonald, each of whom our Board has determined to be independent under the Nasdaq Global Market listing standards.
Our Compensation Committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The Compensation Committee has the following responsibilities, among other things, as set forth in the Compensation Committee’s charter:
•
recommending to the full Board the compensation and other terms of employment of our chief executive officer, determining the compensation and other terms of employment of our other executive officers, and reviewing and recommending to the full Board corporate performance goals and objectives relevant to the compensation of executive officers;

•	reviewing and recommending to the full Board the compensation of our non-employee directors;
•	evaluating, adopting and administering the equity incentive plans, compensation plans, and similar programs advisable for us, as well as modification or termination of existing plans and programs;
•	establishing policies with respect to equity compensation arrangements;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” if required by SEC rules;
•	preparing the Compensation Committee report if required by the SEC to be included in our annual proxy statement; and
•	reviewing and evaluating, at least annually, the performance of the Compensation Committee and the adequacy of its charter.
Compensation Committee Processes and Procedures
We expect that the Compensation Committee will generally meet four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of SCYNEXIS, and provides that the Compensation Committee may form and delegate authority to subcommittees as appropriate. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of SCYNEXIS, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Pearl Meyer as an independent compensation consultant. Pearl Meyer serves as a compensation resource available to the Compensation Committee on an hourly basis. As part of its engagement, Pearl Meyer was requested by the Compensation Committee to develop a grant value method for equity compensation of employees and directors for consideration by the Compensation Committee and to review the competitiveness of director compensation based on a comparative group of biotechnology and pharmaceutical companies. Pearl Meyer was also requested by the Compensation Committee to review compensation of senior executives in comparison with other biotech companies to advise the Compensation Committee on compensation benchmarking, to review equity guideline recommendations and to assist in developing an overall employee compensation structure for consideration by the Compensation Committee.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee currently consists of Armando Anido, Steven C. Gilman, Ph.D., and Ann F. Hanham, Ph.D., each of whom our Board has determined to be independent under the Nasdaq Global Market listing standards.
Our Nominating and Corporate Governance Committee makes recommendations regarding corporate governance, the composition of our Board, identification, evaluation and nomination of director candidates and the structure and composition of committees of our Board. The Nominating and Corporate Governance Committee has the following responsibilities, among other things, as set forth in the Nominating and Corporate Governance Committee’s charter:
•	reviewing periodically and evaluating director performance on our Board and its applicable committees, and recommending to our Board and management areas for improvement;
•	interviewing, evaluating, nominating and recommending individuals for membership on our Board;
•	reviewing and recommending to our Board any amendments to our corporate governance policies; and
•	reviewing and assessing, at least annually, the performance of the Nominating and Corporate Governance Committee and the adequacy of its charter.
In considering whether to recommend any candidates for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee considers the candidate’s ability to read and understand financial statements, age, personal integrity and ethics, relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the company, demonstrated experience in his or her field, ability to exercise sound business judgment, and having the commitment to rigorously represent the long-term interests of the company’s stockholders. In addition, when conducting its assessment, the Nominating and Corporate Governance Committee considers any criteria for director qualifications set by the Board, as well as diversity, skills, and such other factors as it deems appropriate given the current needs of the Board and the company to maintain a balance of knowledge, experience and capability. When considering diversity, the Board and Nominating and Corporate Governance Committee views “diversity” as diversity of experience and expertise. The Board and Nominating and Corporate Governance Committee believe that having a Board diverse in experience and expertise enables the Board, as a body, to have the broad range of requisite expertise and experience to guide the company and management and to fulfill its role of oversight and stewardship. However, neither the Board nor the Nominating and Corporate Governance Committee has developed a policy with respect to diversity in identifying nominees for director, other than to consider diversity when assessing nominees.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee should be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee has engaged a professional search firm several times and that firm has performed a recruiting function by compiling lists of potential candidates, evaluating and interviewing the most appropriate candidates, and presenting to the Nominating and Corporate Governance Committee the most qualified. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then recommends a nominee to the Board by majority vote.
To date, the Nominating and Corporate Governance Committee has not received a timely recommended director nominee from a stockholder or stockholders holding more than 5% of our voting stock.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders who demonstrate, by written documentation, satisfactory to the Nominating and Corporate Governance Committee, that such stockholders hold outstanding shares of the company. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302 no earlier than 120 days before, nor later than 90 days before, the first anniversary of the previous year’s annual meeting. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, and a description of the proposed nominee’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Board Leadership Structure
The Board’s leadership structure is a separate Chairman of the Board and Chief Executive Officer. Mr. Guy Macdonald was appointed as our Chairman in June 2015. The Chairman has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. The Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of SCYNEXIS and is appropriate for SCYNEXIS. In addition, the Board believes that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the company and its stockholders. As a result, the Board believes that having an independent Chairman can enhance the effectiveness of the Board as a whole.

Role of the Board in Risk Oversight
The Board has an active role, as a whole and also at the committee level, in overseeing management of the company’s risks. The Board regularly reviews information regarding the company’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee’s charter mandates the Audit Committee to review and discuss with management, and the company’s independent registered public accounting firm, as appropriate, the company’s major financial risk exposures and the steps taken by management to monitor and control these exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the company’s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.
Compensation Policies and Practices as They Relate to Risk Management
With the help of the Compensation Committee’s independent compensation consulting firm, Pearl Meyer, the Compensation Committee has reviewed the company’s compensation policies and practices as they relate to risk management for all employees, including executive officers. Following such review, the Compensation Committee determined that risks arising from the company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the company.
Meetings of the Board
The Board met five times in 2024. All directors attended at least 75% of the aggregate number of the meetings of the Board and the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members in 2024.
As required under applicable Nasdaq listing standards, in fiscal year 2024, SCYNEXIS’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.
Stockholder Communications with the Board
SCYNEXIS’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed as follows: Scott Sukenick, General Counsel, SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302, or via email to scott.sukenick@scynexis.com. The communications will be reviewed by the General Counsel. The General Counsel will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, the General Counsel shall discard the communication.
Code of Business Conduct and Ethics
SCYNEXIS has adopted the SCYNEXIS, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website, which is www.scynexis.com, and available in print to any stockholder who requests it. Requests for printed copies of the Code of Business Conduct and Ethics can be made by writing to Attn: Corporate Secretary, SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302. If SCYNEXIS makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, SCYNEXIS will promptly disclose the nature of the amendment or waiver on its website.
Insider Trading Policy
SCYNEXIS has adopted an Insider Trading Policy that governs the purchase, sale and/or other dispositions of its securities by the directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of the Insider Trading Policy is filed as an exhibit to SCYNEXIS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, it is SCYNEXIS’s intent to comply with applicable laws and regulations relating to trading in its securities.

Policy Against Hedging Transactions
SCYNEXIS believes that speculative and short-term trading of its securities is not appropriate for its employees or directors and thus provides, in its insider trading policy, that no employee, director or covered consultant may engage in short sales, transactions in put or call options or other derivative securities based on SCYNEXIS securities, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to SCYNEXIS equity at any time.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited SCYNEXIS’s financial statements since fiscal year 2000. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither SCYNEXIS’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of SCYNEXIS and its stockholders.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2024, and December 31, 2023, by Deloitte & Touche LLP, SCYNEXIS’s independent registered public accounting firm (in thousands).

	Fiscal 2024	Fiscal 2023
Audit Fees(1)	$859	$1,027
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	—	2
Total Fees	$859	$1,029

(1)
Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements and the issuance of consent and comfort letters in connection with registration statement filings with the Securities and Exchange Commission, and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Annual license fee for access to an accounting research software application.
All fees described above were approved by the Audit Committee.
Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.
THE BOARD RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD*
Management is responsible for SCYNEXIS’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of SCYNEXIS’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that SCYNEXIS’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States. We are responsible for overseeing and monitoring Deloitte & Touche LLP’s auditing process on behalf of the Board of Directors.
In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024, with management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on its discussions with management and the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in SCYNEXIS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

AUDIT COMMITTEE

David Hastings (Chairman)
Ann F. Hanham, Ph.D.
Philippe Tinmouth

*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of SCYNEXIS under the 1933 or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, SCYNEXIS’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the named executive officers (those executive officers appearing in the “Summary Compensation Table” below), or “NEOs,” commonly referred to as a “say-on-pay vote,” as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of SCYNEXIS’s NEOs and the compensation philosophy, policies and practices described in this proxy statement. The compensation of SCYNEXIS’s NEOs subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement.
Before you vote on this proposal, we urge you to read the executive compensation information (including the compensation tables and the accompanying footnotes and narrative) set forth in this Proxy Statement. As we describe in these disclosures, our compensation philosophy strives to align the interests of our employees and board members with those of our stockholders. As part of this philosophy, we emphasize equity over cash compensation. We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive.
Accordingly, our Board of Directors is asking stockholders to indicate their support for the compensation of SCYNEXIS’s named executive officers by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to SCYNEXIS’s named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
This is an advisory vote and the results will not be binding; however, we, our Board of Directors, and the Compensation Committee value the views of our stockholders and intend to consider the outcome of this vote when making future compensation decisions of our NEOs and on our executive compensation principles, policies, and procedures and will evaluate whether any actions are necessary to address the stockholders’ concerns.
THE BOARD RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information regarding our executive officers as of April 15, 2025:

Name	Age	Position
David Angulo, M.D.	60	Chief Executive Officer and Director
Ivor Macleod, MBA, CPA	64	Chief Financial Officer
Scott Sukenick	47	Chief Legal Officer

Dr. Angulo’s biography is included above under “Proposal 1 - Election of Directors.”
Ivor Macleod, MBA, CPA, has served as our Chief Financial Officer since October 2022. Prior to joining SCYNEXIS, Mr. Macleod served as Chief Financial Officer at Athersys, Inc., a clinical stage biotechnology company focused on regenerative medicine, from January 2020 to October 2022, in which role he was responsible for the Finance, Accounting, Investor Relations, and Corporate Communications departments. Previously he served as the Chief Financial Officer and Chief Compliance Officer of Eisai Inc., the U.S. pharmaceutical subsidiary of Eisai Co., Ltd., a Japanese research-based human health care company that discovers, develops and markets products globally, from 2015 to 2018, in which role he was responsible for the Finance, Accounting, and Commercial Analytics groups as well as overseeing both Corporate and Commercial Compliance. Prior to joining Eisai, Mr. Macleod served as Vice President Finance – Merck Research Labs at Merck & Co., Inc., a global healthcare company that delivers innovative health solutions through its prescription medicines, vaccines, biologic therapies and animal health products, from 2012 to 2015. Before joining Merck, Mr. Macleod served from 1998 to 2012 at F. Hoffmann-La Roche, Inc., a multinational health care company, in various roles, including as North American Chief Financial Officer from 2000 to 2011 as well as General Manager from 2010 to 2011. Mr. Macleod received his B.Sc. from St. Andrews University in Scotland and his M.B.A. from the University of Arizona. Mr. Macleod is a Certified Public Accountant licensed in Virginia.
Scott Sukenick has served as our Chief Legal Officer since May 2023 and as our General Counsel since November 2017. Prior to joining SCYNEXIS, Mr. Sukenick was an attorney at the law firm Cooley LLP from October 2012 to November 2017, where he focused on life sciences litigation and strategic intellectual property management. From September 2010 to October 2012, he worked at Patterson Belknap Webb & Tyler LLP, where he primarily represented pharmaceutical and medical device companies in patent litigation. He started his legal career and worked at Simpson Thacher & Bartlett LLP from September 2006 to September 2010, where his practice focused on complex commercial litigation and intellectual property transactional matters. Mr. Sukenick is a registered patent attorney. He obtained a B.S. in Biology and a B.A. in Chemistry from Duke University and a J.D. from Harvard University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2025, by the following:
•	each of our directors and named executive officers;
•	all of our directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.
The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Applicable percentages are based on 39,020,274 shares outstanding on March 31, 2025 adjusted as required by rules promulgated by the SEC.

Name of Beneficial Owner	Number of Shares That Can be Acquired w/in 60 Days of March 31, 2025(1)	Number of Shares Beneficially Owned	Percentage Total
5% Stockholders:
Federated Hermes, Inc.(2)	(2)	6,428,250	15.11%
Avidity Partners Management LP(3)	(3)	4,194,375	9.99%
Kingdon Capital Management, L.L.C.(4)	(4)	2,237,048	5.73%

Named Executive Officers and Directors:
David Angulo, M.D.	511,369	811,648	2.05%
Ivor Macleod	188,702	260,104	*
Scott Sukenick	248,453	434,199	1.11%
Armando Anido	47,000	72,000	*
Steven C. Gilman, Ph.D.	48,775	72,775	*
Ann F. Hanham, Ph.D.	47,457	71,079	*
David Hastings	47,747	70,930	*
Guy Macdonald	62,418	94,418	*
Philippe Tinmouth	42,500	70,500	*
All executive officers and directors as a group (9 persons)(5)	1,244,421	1,957,653	4.86%

*	Less than 1% of the outstanding shares of common stock.
(1)	Reflects shares that may be acquired within 60 days of March 31, 2025, pursuant to the exercise of stock options or warrants.
(2)
The amount reported as beneficially owned in the table is based solely on a Schedule 13G/A filed with the SEC on January 8, 2025, reporting beneficial ownership as of December 31, 2024, and this number may have changed subsequent to December 31, 2024. The amount in the table that may be acquired within 60 days of March 31, 2025 is unknown to us as the Schedule 13G/A does not delineate between shares held and shares that may be acquired within 60 days of March 31, 2025. All of the outstanding voting stock of Federated is held in the Voting Shares Irrevocable Trust (the “Trust”) for which Thomas R. Donahue, Ann C. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). Each of Federated and the Trust have sole voting and investment power over the shares reflected in the table, and each of the Trustees have shared voting and investment power over the shares reflected in the table. Federated, the Trust, and each of the Trustees expressly disclaim beneficial ownership of the shares reflected in the table. The principal business address for Federated, the Trust and the Trustees is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

(3)
Avidity Master Fund LP (“Avidity”) beneficially owns 9.99% of our common stock, which includes shares held by Avidity and shares that may be acquired by Avidity upon exercise of warrants. Avidity Partners Management LP filed a Schedule 13G/A filed with the SEC on February 14, 2025, reporting beneficial ownership of shares as of December 31, 2024 and this number may have changed subsequent to December 31, 2024. The Schedule 13G/A does not delineate between shares held and shares that may be acquired within 60 days of March 31, 2025; however, Avidity holds warrants sufficient to enable it to purchase shares that will result in its ownership increasing up to 9.99% of our common stock. As of December 31, 2024, each of Avidity Partners Management LP, Avidity Partners Management (GP) LLC, Avidity Capital Partners Fund (GP) LP, Avidity Capital Partners (GP) LLC, Avidity Private Master Fund I LP, and Michael Gregory had shared voting and investment power over 4,075,476 of our shares, and Avidity Master Fund LP had shared voting and investment power over 4,211,870 of our shares. The principal business address for these entities is 2828 N Harwood Street, Suite 1220, Dallas, Texas 75201.

(4)
The amount reported as beneficially owned in the table is based solely on a Schedule 13F-HR filed with the SEC on February 14, 2025, reporting direct ownership as of December 31, 2024, and this number may have changed subsequent to December 31, 2024. The principal business address for these entities is 152 West 57th Street, 50th Floor, New York, New York 10019.

(5)	Consists of shares held by each executive officer and director as of March 31, 2025, including the shares described in footnote (1) above.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information with respect to all of our equity compensation plans in effect as of December 31, 2024.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders(2)(3)	5,784,070	$3.28	7,295,589(4)
Equity Compensation Plans not approved by security holders	241,333	$7.73	637,050(5)
Total	6,025,403	$3.45	7,932,639

(1)
The weighted-average exercise price includes shares issuable upon vesting of outstanding awards of restricted stock units, which have no exercise price. Excluding the shares issuable upon vesting of outstanding awards of restricted stock units, the weighted average exercise price for outstanding awards under equity compensation plans approved by securityholders was $7.10, the weighted average exercise price for outstanding awards under equity compensation plans not approved by securityholders was $7.93, and the total was $7.16.

(2)
Includes the following plans: 2014 Equity Incentive Plan (as amended, the “2014 Plan”), 2014 Employee Stock Purchase Plan, as amended in May 2023 (“Amended 2014 ESPP”) and 2024 Equity Incentive Plan (“2024 Plan”).

(3)
The shares of common stock underlying any awards that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2014 Plan will be added back to the shares of common stock available for issuance under the 2024 Plan. We no longer make grants under the 2014 Plan.

(4)
As of December 31, 2024, a total of 1,431,393 shares remained available for future issuance under the Amended 2014 ESPP. The number of shares of securities to be issued upon exercise of outstanding options, warrants and rights does not include shares of common stock subject to rights outstanding under the Amended 2014 ESPP as the number of shares to be issued pursuant to these rights is not known as of December 31, 2024.

(5)
Our board of directors adopted the 2015 Inducement Award Plan (“2015 Plan”) on March 26, 2015 and it was amended on June 9, 2019, April 30, 2021, and October 18, 2022 to increase the share reserve from 45,000 to 90,000; from 90,000 to 500,000; and from 500,000 to 900,000 shares of our common stock, respectively. The 2015 Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, stock awards), all of which may be granted to persons not previously employees or directors of SCYNEXIS, or following a bona fide period of non-employment, as an inducement material to the individuals’ entering into employment with the company within the meaning of Nasdaq Listing Rule 5635(c)(4). If a stock award granted under the 2015 Plan expires or otherwise terminates without all of the shares covered by the stock award having been issued, or is settled in cash, or shares are withheld to satisfy tax withholding obligations, then the shares of our common stock not acquired or withheld pursuant to the stock award again will become available for subsequent issuance under the 2015 Plan.

EXECUTIVE COMPENSATION
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
The following table provides information regarding the compensation of our principal executive officer, our principal financial officer and our other highest paid executive officer as of December 31, 2024, for each of the years ended December 31, 2024 and 2023. We refer to these executive officers as our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
David Angulo, M.D.(2) President and Chief Executive Officer	2024	595,334	540,497	574,261	307,412	10,350(3)	2,027,854
	2023	565,000	171,600	175,081	265,000	38,029	1,214,710
Ivor Macleod Chief Financial Officer	2024	449,500	267,236	287,131	171,912	10,350(4)	1,186,129
	2023	435,000	—	—	155,600	36,296	626,896
Scott Sukenick Chief Legal Officer	2024	442,267	267,236	287,131	169,146	10,350(5)	1,176,130
	2023	423,333	313,000	—	153,100	47,264	936,697

(1)
The amounts in this column reflect the aggregate grant date fair value of restricted stock unit awards, performance-based restricted stock unit awards, and option awards, as applicable, granted during the fiscal year indicated, as computed in accordance with FASB ASC Topic 718. Under SEC rules, performance-based restricted stock unit awards, which were granted in 2023, are valued based on the probable outcome of the performance conditions associated with these awards, which was determined to be not probable at grant. As a result, no amount in respect of these performance-based restricted stock unit awards has been included in the table above. The grant date fair value of these performance-based restricted stock unit awards, assuming the performance conditions are achieved in full, is $348,000 for Dr. Angulo and $174,000 for each of Mr. Macleod and Mr. Sukenick. Additional information about the valuation methodologies and assumptions used in determining the amounts in this column are described in Note 11 to our financial statements included in our Annual Report on Form 10-K as filed on March 12, 2025. The table below lists the aggregate number of shares and additional information with respect to the restricted stock unit awards, performance-based restricted stock unit awards, and outstanding option awards held by each of our named executive officers as of December 31, 2024.

(2)	Dr. Angulo was promoted from Chief Medical Officer to President and Chief Executive Officer effective January 1, 2023.
(3)	This amount represents match of contributions to our 401(k) savings plan paid by us in the amount of $10,350.
(4)	This amount represents match of contributions to our 401(k) savings plan paid by us in the amount of $10,350.
(5)	This amount represents match of contributions to our 401(k) savings plan paid by us in the amount of $10,350.
Narrative Disclosure to Summary Compensation Table
The elements of the compensation program for our named executive officers include: base salary; an annual cash (non-equity) incentive plan bonus; long-term equity awards; and eligibility to participate in employee benefit and 401(k) plans. The Compensation Committee and the Board of Directors determines compensation amounts based on individual and corporate performance, market data, and other information following discussion and consultation with Pearl Meyer, the Compensation Committee’s independent compensation consultant.
Annual Base Salary
Base salaries for our named executive officers are initially established through arm’s-length negotiation at the time the executive is hired or promoted, taking into account such executive’s qualifications, experience, prior salary, the scope of his or her responsibilities, and competitive market compensation paid by other companies for similar positions within the industry. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels of compensation paid by our peer companies and after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, we draw upon the expertise of our independent compensation consultant, who provides comparative compensation data from similar companies in our industry. We also draw upon the experience of members of our Board of Directors with other companies. The Compensation Committee has not previously applied specific formulas to determine increases, although it has generally awarded increases as a percentage of an executive officer’s then-current base salary. This strategy is consistent with our intent of offering base salaries that are cost-effective while remaining competitive.

The compensation of our named executive officers other than our Chief Executive Officer is generally determined and approved by our Compensation Committee. The compensation of our Chief Executive Officer had, through March 2024, been determined and approved by our Compensation Committee without members of management present. The compensation of our Chief Executive Officer is now determined and approved by our Board of Directors without members of management present, based on recommendations from our Compensation Committee.
The 2024 annual base salaries for our named executive officers are set forth in the table below.

Name	2024 Base Salary ($)
David Angulo, M.D.(1)	601,000
Ivor Macleod(2)	452,400
Scott Sukenick(3)	445,120

(1)	In January 2025, our Board of Directors increased Dr. Angulo’s annual salary to $631,050.
(2)	In January 2025, our Compensation Committee increased Mr. Macleod’s annual salary to $470,496.
(3)	In January 2025, our Compensation Committee increased Mr. Sukenick’s annual salary to $462,925.
Annual Performance-Based Bonus Opportunity
We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. In 2024, each of our named executive officers was eligible to receive an annual performance bonus based on the achievement of performance goals as determined by our Board of Directors or an authorized committee thereof. Each named executive officer has a target bonus represented as a percentage of base salary (a “target bonus percentage”) each of which is set forth below:

Name	2024 Target Bonus
David Angulo, M.D.	55%
Ivor Macleod	40%
Scott Sukenick	40%

The annual corporate performance goals are generally tied to achievement of research and development, finance, and other milestones important to our business. The Compensation Committee and our Board of Directors reviews the Company’s achievement of the corporate goals in their totality, taking into account the Company’s overall performance for the year.
The corporate goals established and achieved for 2024 included various research and development activities and objectives. The annual performance bonus for our Chief Executive Officer is tied entirely to the achievement of corporate goals which were achieved at 93% of target, resulting in an annual performance bonus of $307,412 for Dr. Angulo. For our other named executive officers, the annual performance bonus is determined based on the achievement of corporate goals (weighted 80%) which were achieved at 93% of target and individual performance (weighted 20%) which were achieved at 103% for each, resulting in annual performance bonuses of $171,912 and $169,146 for Mr. Macleod and Mr. Sukenick, respectively.
Equity-Based Incentive Awards
Our long-term, equity-based incentive awards are designed to align the interests of our executive officers and our other employees, non-employee directors, and consultants with the interests of our stockholders. Because vesting is generally subject to continued service over a period of several years following the date of grant, our equity-based incentives also serve as a retention device for executive officers, employees and other service providers. We generally provide initial equity-based incentive awards in connection with the commencement of employment of our executive officers as an inducement to commencement of employment, and we generally grant annual equity-based incentive awards to our executive officers shortly following the end of each year, each of which are subject to vesting over a period of multiple years in order to facilitate retention.
In January 2024, as part of its annual performance compensation review, the Compensation Committee (a) awarded the following restricted stock units to our named executive officers to acquire the following numbers of shares: Dr. Angulo, 290,590 shares; Mr. Macleod, 143,675 shares; and Mr. Sukenick, 143,675 shares, and (b) awarded options to our named executive officers to purchase the following number of shares: Dr. Angulo, 431,030 shares; Mr. Macleod, 215,515 shares; and Mr. Sukenick, 215,515 shares.

The shares subject to the restricted stock units described above vest over three years in equal annual installments. The stock options described above vest in equal monthly installments for 48 months as measured from the date of grant, subject to continued employment through the respective vesting date and allows for the purchase shares of our common stock at a price equal to $1.86, the fair market value of our common stock on January 26, 2024, the date of grant.
Other Compensation and Benefits
All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision and life plans, and our 401(k) plan, in each case on the same basis as all of our other employees. We pay the premiums for the life insurance for all of our employees, including our named executive officers.
Outstanding Equity Awards as of December 31, 2024
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2024.

	Options Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Restricted Stock Units that have not Vested	Market Value of Non-Vested Restricted Stock Units that have not Vested(4)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
David Angulo, M.D.	12,500	—(2)	$86.50	6/3/2025
	7,000	—(3)	$40.50	3/31/2026
	13,999	—(3)	$30.20	1/30/2027
	19,999	—(3)	$16.90	2/9/2028
	14,999	—(3)	$13.80	2/15/2029
	44,999	—(3)	$8.63	1/30/2030
	63,645	1,355(3)	$7.47	1/28/2031
	60,208	24,792(3)	$4.60	2/3/2032
	79,062	41,250(3)	$1.56	1/1/2033
	89,797	341,233(3)	$1.86	1/25/2034
					73,333(5)	$88,733
					290,590(6)	$351,614
							200,000(7)	$242,000
Scott Sukenick	16,000	—(2)	$17.50	11/15/2027
	1,500	—(3)	$16.90	2/9/2028
	10,000	—(3)	$13.80	2/15/2029
	25,000	—(3)	$8.63	1/30/2030
	39,166	834(3)	$7.47	1/28/2031
	49,583	20,417(3)	$4.60	2/3/2032
	44,898	170,617(3)	$1.86	1/25/2034
					66,666(8)	$80,667
					33,333(8)	$40,333
					143,675(6)	$173,847
							100,000(7)	$121,000

	Options Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Restricted Stock Units that have not Vested	Market Value of Non-Vested Restricted Stock Units that have not Vested(4)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Ivor Macleod	92,083	77,917(2)	$2.22	10/24/2032
	44,898	170,617(3)	$1.86	1/25/2034
					5,000(5)	$6,050
					143,675(6)	$173,847
							100,000(7)	$121,000

(1)
The options listed are fully vested or are subject to an early exercise right and may be exercised in full prior to vesting of the shares underlying such options. Vesting of all options is subject to continued service on the applicable vesting date.

(2)
25% of the shares subject to this option vested on the one-year anniversary of the grant date, and 2.08% of the shares subject to the option vest on each of the next 36 months thereafter, provided the executive continues to provide continuous services to us.

(3)	2.08% of the shares subject to this option vest monthly for 48 months as measured from the date of grant.
(4)	Year-end market price is based on the December 31, 2024 Nasdaq closing price of $1.21.
(5)	Represents restricted stock units that vest one third per year over three years on the anniversary of the date of grant.
(6)	Represents restricted stock units that vest one third per year over three years as measured from February 15, 2024.
(7)	Represents performance-based restricted stock units that vest upon the achievement of certain clinical development and regulatory milestones by specific dates.
(8)	Represents restricted stock units that vest over three years in equal, annual installments.
Employment Agreements
We have entered into an employment agreement with each of our named executive officers. These agreements generally provide for “at will” employment and set forth the terms and conditions of employment of each named executive officer. Each of the executive officers entered into a confidentiality, invention and non-competition agreement with us, which is incorporated by reference in his employment agreement.
Employment agreement with Dr. Angulo. We entered into an employment agreement with Dr. Angulo in January 2023 setting forth the terms of Dr. Angulo’s employment as our Chief Executive Officer. Pursuant to the agreement, Dr. Angulo was entitled to receive an annual salary of $565,000 (which has been subsequently increased to $601,000 for 2024 and $631,050 for 2025) and is eligible to receive an annual performance bonus of up to 55% of his base salary and certain equity awards. Dr. Angulo is entitled to certain severance payments and benefits under his employment agreement, subject to executing a release and settlement agreement in a form acceptable to us, as further described below.
Employment agreement with Mr. Macleod. We entered into an employment agreement with Mr. Macleod in October 2022 setting forth the terms of Mr. Macleod’s employment as our Chief Financial Officer. Pursuant to the agreement, Mr. Macleod was entitled to receive an annual salary of $435,000 (which has been subsequently increased to $452,400 for 2024 and $470,496 for 2025) and is eligible to receive an annual performance bonus of up to 40% of his base salary and certain equity awards. Mr. Macleod is entitled to certain severance payments and benefits under his employment agreement, subject to executing a release and settlement agreement in a form acceptable to us, as further described below.

Employment agreement with Mr. Sukenick. We entered into an employment agreement with Mr. Sukenick in November 2017 setting forth the terms of Mr. Sukenick’s employment as our General Counsel. Pursuant to the agreement, Mr. Sukenick was entitled to receive an annual salary of $320,000 (which has been subsequently increased to $445,120 for 2024 and $462,925 for 2025) and is eligible to receive an annual performance bonus of up to 40% of his base salary and certain equity awards. Mr. Sukenick is entitled to certain severance payments and benefits under his employment agreement, subject to executing a release and settlement agreement in a form acceptable to us, as further described below.
Termination and Change in Control Severance Benefits
Severance Agreements with Dr. Angulo, Mr. Macleod and Mr. Sukenick
Dr. Angulo, Mr. Macleod and Mr. Sukenick are entitled to certain severance payments and benefits under their respective employment agreements, subject to the applicable executive officer executing a release and settlement agreement in a form acceptable to us.
In the event of a termination without “just cause” by us or an executive officer’s resignation for “good reason” at any time other than during the twelve-month period following a “change in control” (or, for Dr. Angulo, during the ninety (90) day period prior to a “change in control”), the executive officer is eligible to receive the following payments and benefits:
•
in the case of Dr. Angulo, a cash amount equal to 18 months of his then current base salary, which will be paid out in a lump sum on the 60th day following his termination date, and in the case of each of Mr. Macleod and Mr. Sukenick, a cash amount equal to six months of the applicable executive officer’s then current base salary, which will be paid over six months, commencing with the first payroll period following the effective date of their release;

•
the vesting and exercisability of all outstanding options to purchase our common stock held by an eligible executive officer will be accelerated, and any repurchase rights held by us with respect to our common stock issued or issuable pursuant to any other stock award granted to such executive officer will lapse, with respect to the same number of shares as if the executive officer had continued employment for an additional 18 months in the case of Dr. Angulo and an additional six months in the case of each of Mr. Macleod and Mr. Sukenick; and

•
if the executive officer elects COBRA coverage and timely pays their portion of the applicable premiums, payment of the same percentage of the COBRA premiums for continued medical, dental, and vision group health coverage as we paid prior to the executive officer’s termination, until the earlier of (a) 18 months in the case of Dr. Angulo and six months in the case of each of Mr. Macleod and Mr. Sukenick, (b) such time as the executive officer becomes enrolled in the group health insurance plan of another employer or (c) the executive officer becomes entitled to Medicare after the COBRA election.

In the event of a termination without “just cause” by us or an executive officer’s resignation for “good reason” at any time during the period that is within twelve months following a “change in control,” the executive officer is eligible to receive the following payments and benefits:
•
in the case of Dr. Angulo, a cash amount equal to 24 months of his then current base salary, which will be paid out in a lump sum on the 60th day following his termination date, and in the case of each of Mr. Macleod and Mr. Sukenick, a cash amount equal to 12 months of the applicable executive officer’s then current base salary, which will be paid over 12 months, commencing with the first payroll period following the effective date of their release and settlement agreement;

•
the vesting and exercisability of all outstanding options to purchase our common stock held by the executive officer will be accelerated in full, and any repurchase rights held by us respect to our common stock issued or issuable pursuant to any other stock award granted to such executive officer will lapse; and

•
payment of the same percentage of the COBRA premiums for continued medical, dental, and vision group health coverage as we paid prior to the executive officer’s termination, until the earlier of (a) 24 months in the case of Dr. Angulo, and 12 months in the case of each of Mr. Macleod and Mr. Sukenick, (b) such time as the executive officer becomes enrolled in the group health insurance plan of another employer or (c) the executive officer becomes entitled to Medicare after the COBRA election.

Each executive officer’s employment agreement contains a “better after-tax” provision, which provides that if any of the payments to the executive officer constitutes a parachute payment under Section 280G of the Internal Revenue Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Internal Revenue Code, in each case based upon the highest marginal rate for the applicable tax.
For purposes of the agreements described above:
•
“change in control” generally means the occurrence of any of the following: (a) our company being party to any merger, consolidation or other similar transaction that results in our stockholders immediately before the merger, consolidation or other similar transaction owning less than 50% of the equity, or possessing less than 50% of the voting control, of us or the successor entity in the merger, consolidation or similar transaction; (b) any liquidation, dissolution or other sale or disposition of all or substantially all of our assets; or (c) our stockholders sell or otherwise dispose of our capital stock in a single transaction or series of related transactions such that the stockholders immediately before such transaction or related transactions own less than 50% of the equity, and possess less than the voting power, of our capital stock; provided, however, that an initial public offering or subsequent public offering of our common stock does not constitute a “change in control.”

•
“just cause” generally means any of the following: (a) the executive officer’s willful and material breach of his employment agreement and the executive officer’s continued failure to cure such breach to the reasonable satisfaction of our board of directors within thirty days following written notice of such breach from our board of directors; (b) the executive officer’s conviction of, or entry of a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude; (c) the executive officer’s willful commission of an act of fraud, breach of trust or dishonesty, including without limitation embezzlement or an act that results in material damage or harm to our business, financial condition or assets; (d) the executive officer’s intentional damage or destruction of our substantial property; or (e) the executive officer’s breach of the terms of his confidentiality agreement with us.

•
“good reason” generally means any of the following without the executive officer’s express written consent: (a) assignment to, or withdrawal from, the executive officer of any duties or responsibilities that results in a material diminution in the executive officer’s authority, duties or responsibilities as in effect immediately prior to such change; (b) a material diminution in the authority, duties or responsibilities of the supervisor to whom the executive officer is required to report, including (if applicable) a requirement that the executive officer report to a corporate officer or employee instead of reporting directly to our board of directors; (c) a material reduction by us of the executive officer’s annual base salary; (d) a relocation of the executive officer or our principal executive offices if the executive officer’s principal office is at such offices, to a location more than 60 miles from the location at which the executive officer is then performing his duties; or (e) a material breach by us of any provision of the executive officer’s employment agreement or any other enforceable written agreement between us and the executive officer.

In addition to the amounts presented above, each executive officer is eligible to receive any benefits accrued under our broad-based benefit plans, such as accrued vacation pay, in accordance with those plans and policies. In the event that we determine that an executive officer has earned all or a portion of his annual performance bonus, we will pay the executive officer such earned amount within 30 days of the date of our determination.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Public Information
From time to time, we grant stock options to employees, including the named executive officers. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board of directors and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to our non-employee director compensation policy discussed under “Director Compensation” below. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Neither our board of directors nor our Compensation Committee takes material non-public information (“MNPI”) into account when determining the timing of equity awards, nor do we time the disclosure of MNPI for the purpose of impacting the value of executive compensation.

Pay Versus Performance
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and Named Executive Officer pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.”
The following table reports the compensation of our principal executive officer (“PEO”) and the average compensation of the other named executive officers (“Non-PEO NEOs”) as reported in the Summary Compensation Table for the past two fiscal years, as well as their “compensation actually paid” as calculated in accordance with Item 402(v) of Regulation S-K and certain other performance measures required by the SEC rules.

Year(1)	Summary Compensation Table Total for PEO(1)		Compensation Actually Paid to PEO(2)		Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (Loss) (thousands)(6)
(a)	PEO #1	PEO #2	PEO #1	Compensation PEO #2
2024	$2,027,854	$—	$1,425,058	$—	$1,181,130	$834,370	$19.84	($21,288)
2023	$1,214,710	$—	$1,494,868	$—	$781,796	$870,567	$36.56	$67,041
2022	$—	$2,608,785	$—	$1,001,981	$1,103,280	$451,277	$25.57	($62,809)

(1)
The amounts presented reflect the Summary Compensation Table Total for David Angulo, M.D. (PEO #1) and Marco Taglietti, M.D. (PEO #2) for the years in which they served as PEO. For the years presented in the table, Dr. Taglietti was our PEO from January 2021 (and prior) to December 2022, and Mr. Angulo was our PEO from January 2023 to December 2024.

(2)
The dollar amounts reported represent the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to PEO #1’s total compensation for 2024 to determine the compensation actually paid:

Year(1)	Summary Compensation Table Total for PEO #1	Deduct: Grant Date Fair Value of “Stock Awards” and “Option Awards” columns in Summary Compensation Table for PEO #1	Add: Fair Value of Outstanding and Unvested Current Year Awards at Year End for PEO #1	Add: Change in Fair Value as of the Current Year End of Outstanding and Unvested Awards Granted in Prior Years for PEO #1	Add: Vesting Date Fair Value of Awards Granted in the Current Year that Vested in the Current Year for PEO #1	Add: Change in Fair Value as of the Vesting Date of Prior Year Awards that Vested During the Current Year for PEO #1	Compensation Actually Paid to PEO #1*
2024	$2,027,854	$1,114,759	$611,128	($167,943)	$103,136	($34,358)	$1,425,058

*	The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(3)
The dollar amounts reported represent the average of the amounts reported for our non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024 and 2023, Ivor Macleod and Scott Sukenick; and (ii) for 2022, David Angulo, M.D., Scott Sukenick and Christine Coyne.

(4)
The dollar amounts reported represent the average amount of “compensation actually paid” to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid:

Year(1)	Summary Compensation Table Total for non-PEO NEOs	Deduct: Average Grant Date Fair Value of “Stock Awards” and “Option Awards” columns in Summary Compensation Table for Non-PEO NEOs	Add: Average Fair Value of Outstanding and Unvested Current Year Awards at Year End for Non-PEO NEOs	Add: Average Change in Fair Value as of the Current Year End of Outstanding and Unvested Awards Granted in Prior Years for Non-PEO NEOs	Add: Vesting Date Fair Value of Awards Granted in the Current Year that Vested in the Current Year for Non- PEO NEOs	Add: Average Change in Fair Value as of the Vesting Date of Prior Year Awards that Vested During the Current Year for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs*
2024	$1,181,130	$554,366	$303,604	($95,775)	$51,568	($51,791)	$834,370

*	The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(5)
Total Shareholder Return is based on the value of an initial fixed investment of $100 on December 31, 2021. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable year.
As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, compensation actually paid for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid vs. SCYX TSR
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Compensation Actually Paid
$125
$100
$75
$50
$25
$-
Cumulative TSR (value of initial fixed $100 investment)
2021
2022
2023
2024
PEO #1
PEO #2
Non-PEO NEOs
TSR

Compensation Actually Paid and Net Income

Compensation Actually Paid vs. SCYX Net Income (Loss)
Compensation Actually Paid
$1,600,000.00
$1,400,000.00
$1,200,000.00
$1,000,000.00
$800,000.00
$600,000.00
$400,000.00
$200,000.00
$-
$80,000
$60,000
$40,000
$20,000
$-
$(20,000)
$(40,000)
$(60,000)
$(80,000)
Net Income (Loss) ($000s)
2022
2023
2024
PEO #1
PEO #2
Non-PEO NEOs
Net Income (Loss)

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of SCYNEXIS under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

DIRECTOR COMPENSATION
The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Award(s)(2)	Total
Armando Anido	$57,500	$43,240	$30,730	$131,470
Steven C. Gilman, Ph.D.	$65,000	$43,240	$30,730	$138,970
Ann F. Hanham, Ph.D.	$65,000	$43,240	$30,730	$138,970
David Hastings	$65,000	$43,240	$30,730	$138,970
Guy Macdonald	$87,500	$43,240	$30,730	$161,470
Philippe Tinmouth	$55,000	$43,240	$30,730	$128,970

(1)
The amounts in this column reflect the aggregate grant date fair value of the one restricted stock award to acquire 23,000 shares of our common stock granted to each director during the fiscal year, as computed in accordance with the FASB ASC Topic 718. The valuation methodologies and assumptions used in determining such amounts are described in Note 11 to the financial statements included in our Annual Report on Form 10-K as filed on March 12, 2025. The table below lists the aggregate number of shares and additional information with respect to the outstanding option awards held by each of our non-employee directors as of December 31, 2024.

(2)
The amounts in this column reflect the aggregate grant date fair value of the one option award to purchase 23,000 shares of our common stock granted to each director during the fiscal year, as computed in accordance with the FASB ASC Topic 718. The valuation methodologies and assumptions used in determining such amounts are described in Note 11 to the financial statements included in our Annual Report on Form 10-K as filed on March 12, 2025. The table below lists the aggregate number of shares and additional information with respect to the outstanding option awards held by each of our non-employee directors as of December 31, 2024.

Information regarding Dr. Angulo, our Chief Executive Officer, is set forth under “Executive Compensation” above.
The following table sets forth information regarding the number of shares of our common stock subject to outstanding restricted stock units and stock options held by our non-employee directors as of December 31, 2024.

Name	Number of Shares Subject to Outstanding Restricted Stock Units as of December 31, 2024	Number of Shares Subject to Outstanding Options as of December 31, 2024
Armando Anido	23,000	70,000
Steven C. Gilman, Ph.D.	23,000	72,661
Ann F. Hanham, Ph.D.	23,000	70,661
David Hastings	23,000	70,747
Guy Macdonald	23,000	85,788
Philippe Tinmouth	23,000	65,500

Our non-employee directors are compensated in accordance with the following policy:
Each non-employee director receives an annual base cash retainer of $45,000 for such service, to be paid quarterly. In addition, the chairman of the Board receives an additional annual base cash retainer of $35,000, to be paid quarterly.
In addition, each member of a committee receives compensation for service on a committee as follows:
a.
The chairperson of the Audit Committee receives an annual cash retainer of $20,000 for this service, paid quarterly, and each of the other members of the Audit Committee receives an annual cash retainer of $10,000, paid quarterly.

b.
The chairperson of the Compensation Committee receives an annual cash retainer of $15,000 for this service, paid quarterly, and each of the other members of the Compensation Committee receive an annual cash retainer of $7,500, paid quarterly.

c.
The chairperson of the Nominating and Corporate Governance Committee receive an annual cash retainer of $10,000 for this service, paid quarterly, and each of the other members of the Nominating and Corporate Governance Committee receive an annual cash retainer of $5,000, paid quarterly.

The Board has established our non-employee director compensation policy with respect to equity grants to provide that each year on the first business day following the company’s annual meeting of stockholders, each non-employee director will automatically be granted a restricted stock unit to acquire 23,000 shares of the company’s common stock and an option to purchase 23,000 shares of the company’s common stock at an exercise price per share equal to the fair market value of a share of common stock on the date of grant. These annual grants will vest in full on the one-year anniversary of the grant date, provided that the non-employee director is providing continuous services on the applicable vesting date. If a new board member joins the Board, the director will be granted an initial restricted stock unit to acquire 46,000 shares of the company’s common stock and an initial option to purchase 46,000 shares of the company’s common stock at an exercise price per share equal to the fair market value of a share of common stock on the date of grant. These initial grants will vest over three years following the date of grant. One-third of the restricted stock units will vest each year on the anniversary of the date of grant. One-third of the options will vest on the first anniversary of the date of grant and the balance will vest in equal monthly installments over the remaining two-year period.
In addition, each non-employee director may elect to receive nonstatutory stock options in lieu of all or a portion of the cash compensation to which the non-employee director would otherwise be entitled to, as described above. Each non-employee director shall make their election prior to the period in which the compensation is to be earned. For each non-employee director electing to receive a nonstatutory stock option in lieu of such cash compensation, the date on which the nonstatutory stock options will be granted will be the date on which the cash compensation would otherwise have been earned, which is generally the first business day of each fiscal quarterly period, and the number of shares underlying such stock option will be determined by (i) dividing the cash compensation that the non-employee director elects to forgo in exchange for such nonstatutory stock options by 0.65, and (ii) dividing the result by the fair market value of a share of common stock on the date of grant. Each nonstatutory stock option granted in lieu of cash compensation pursuant to a non-employee director’s election will be 100% vested on the date of grant. After a non-employee director has elected to receive nonstatutory stock options in lieu of cash compensation, the option grants made to that non-employee director are awarded automatically pursuant to the previously described policy and no further action is required by the Board.

TRANSACTIONS WITH RELATED PERSONS
Related-Person Transactions Policy and Procedures
In February 2014, our board of directors adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Certain Relationships and Related Transactions
Other than compensation arrangements for our directors and named executive officers previously described, since January 1, 2023, there have been no transactions with our directors and named executive officers to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, holders of more than 5% of our capital stock, or any affiliate of our directors, executive officers and holders of more than 5% of our capital stock, had or will have a direct or indirect material interest.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials and Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders, allows us to save money by reducing the number of documents we must print and mail and helps protect the environment as well.
Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).
If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials, as applicable, for all registered stockholders residing at the same address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding,” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials, as applicable, please notify your broker or direct your written request to our Corporate Secretary at SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302, or contact Scott Sukenick, General Counsel, at (201) 884-5485. A separate copy of a Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials will then promptly be delivered to you. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials, as applicable, at their address and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, to the extent permitted by SEC rules, on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Scott Sukenick
Scott Sukenick
Corporate Secretary and Chief Legal Officer

April 30, 2025
A copy of SCYNEXIS’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2024, is available on our website, www.scynexis.com. A printed copy is also available without charge upon written request to: Corporate Secretary at SCYNEXIS, Inc., 1 Evertrust Plaza, 13th Floor, Jersey City, New Jersey, 07302.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 24, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SCYX2025**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 24, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) David Angulo, M.D. 02) Armando Anido 03) Steven C. Gilman, Ph.D. 04) Ann F. Hanham, Ph.D. 05) David Hastings
06) Guy Macdonald 07) Philippe Tinmouth

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000676876_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

SCYNEXIS, INC.
Annual Meeting of Stockholders
June 25, 2025 9:30 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Angulo and Scott Sukenick, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SCYNEXIS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on June 25, 2025, at www.virtualshareholdermeeting.com/SCYX2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000676876_2 R1.0.0.2

Continued and to be signed on reverse side